EXHIBIT 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Scott Koenig, President and Chief Executive Officer (principal executive officer) of MacroGenics, Inc. (the Registrant), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2015 of the Registrant (the Report), that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Scott Koenig
Name: Scott Koenig, M.D., Ph.D.
Date: August 5, 2015